Exhibit 99.4
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LETTER OF CREDIT AGREEMENT

DEFINED TERMS

Execution Date: November 1, 2004
Loan: A first mortgage loan in the amount of $210,000,000.00 from Lender to Borrower.
Borrower & Address:
Maguire Partners-355 S. Grand, LLC, a Delaware limited liability company
333 South Grand Avenue, Suite 400
Los Angeles, California 90071
Attention: Richard I. Gilchrist and Mark T. Lammas

With a copy to:
Cox, Castle & Nicholson LLP
2049 Century Park East
28th Floor
Los Angeles, California 90067
Attention: Jonathan Sears, Esq.

Lender & Address:
Metropolitan Life Insurance Company, a New York corporation
10 Park Avenue, Third Floor
Morristown, New Jersey 07962
Attention: Senior Vice President, Real Estate Investments

With a copy to:
Metropolitan Life Insurance Company
333 South Hope Street, Suite 3650
Los Angeles, California 90071
Attention: Director and O.I.C.

And to:
Metropolitan Life Insurance Company
400 South El Camino Real, Eighth Floor
San Mateo, California 94402
Attention: Associate General Counsel

Note: Promissory Note dated as of the Execution Date executed by Borrower in favor of Lender in the amount of $210,000,000.00.

Deed of Trust: A Deed of Trust, Security Agreement and Fixture Filing dated as of the Execution Date executed by Borrower, as trustor, to Chicago Title Insurance Company, as trustee, for the benefit of Lender, as beneficiary, securing repayment of the Note to be recorded in Los Angeles County, California.

THIS LETTER OF CREDIT AGREEMENT (the "Agreement") is entered into as of the Execution Date by Borrower and Lender, with reference to the following facts:

A.    Concurrently herewith, Lender is making the Loan to Borrower. Payment of the Note is secured by the Deed of Trust and other documents. The Deed of Trust encumbers certain real and other property more particularly described therein and referred to as the "Property." Capitalized terms used herein and not otherwise defined herein shall have the same meanings as in the Deed of Trust.

B.    As a condition to making the Loan, Lender requires Borrower to enter into this Agreement. Borrower acknowledges and understands that this Agreement is a material inducement for Lender's agreement to make the Loan.

NOW THEREFORE, in consideration of the premises and for other consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.  Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

(a)  "Estoppel Certificate" shall mean a tenant estoppel certificate in form, scope and substance reasonably satisfactory to Lender, executed by Tenant as to the following: (i) identification of the MTO Lease and any modifications thereof (and attaching full and complete copies thereof), (ii) that the MTO Lease is in full force and effect without any modifications thereof (except as identified in clause (i)), and rent is being paid on a current basis with no rental offsets or counterclaims, (iii) the Tenant has accepted its premises as constructed and the term of the MTO Lease has commenced, (iv) the portion of the Tenant Improvement Allowance which is the subject of the requested LC Release has been paid to or for the benefit of Tenant in accordance with the MTO Lease, (v) certification that there are no defaults by Borrower or the Tenant under the MTO Lease (including without limitation Section 8.4 thereof), and (vi) such other matters as Lender may reasonably request. Notwithstanding the foregoing, the assurances described in clauses (i) and (iii) above shall not be required if and to the extent that Lender has previously received an estoppel certificate covering such matters and which is reasonably satisfactory to Lender.

(b)  "LC Amount" shall mean the principal face amount of the Letter of Credit required to be maintained hereunder from time to time.

(c)  "LC Release" shall mean (i) a substitute letter of credit (a "Replacement Letter of Credit") meeting the requirements set forth in Section 4, but with the LC Amount reduced to an amount provided in Section 3, (ii) an amendment of the initial Letter of Credit (a "LC Reduction Amendment"), issued by the Issuing Bank (as defined in Section 4) in form and substance satisfactory to Lender in its sole discretion, decreasing the LC Amount to an amount provided in Section 3, or (iii) elimination of the Letter of Credit as provided herein.

(d)  "Letter of Credit" shall mean the initial Letter of Credit described in Section 2(a), and all renewals and replacements thereof, including any Replacement Letter of Credit or LC Reduction Amendment.

(e)  "MTO Lease" means that certain Lease dated March 1, 2004 between Borrower and Tenant.

(f)  "Tenant" shall mean Munger Tolles & Olson LLP, a California limited liability partnership.

(g)  "Tenant Improvement Allowance" shall mean the portion of the Tenant Improvement Allowance described in Section 8.4 of the MTO Lease which has not yet been disbursed by Borrower to or for the benefit of Tenant, which is currently in the amount of $9,078,533.00.

(h)  Capitalized terms used herein and not otherwise defined herein shall have the same meanings as in the Deed of Trust.

2.  Initial Letter of Credit.

(a)  On or before December 1, 2004, Borrower shall deliver to Lender a letter of credit with an LC Amount of $9,078,533.00 which complies with Section 4. Borrower agrees to protect, indemnify and holder Lender harmless against any damages, losses, costs, or expenses (including reasonable attorneys’ fees) arising out of any failure by Borrower to deliver the initial Letter of Credit to Lender including without limitation damages, losses, costs, or expenses (including reasonable attorneys’ fees) arising out of any obligation to pay the Tenant Improvement Allowance whether before or after any foreclosure sale or trustee’s sale and irrespective of whether a full credit bid is made by Lender at any such sale and whether or not the payment of the Loan has otherwise been fully satisfied.

(b)  Borrower may seek Lender’s approval for a reduction or release of the Letter of Credit in accordance with the procedures set forth in Section 3 and the other provisions of this Agreement, provided that LC Releases shall be made no more often than once every three (3) months.

(c)  Notwithstanding anything to the contrary in this Agreement, Lender shall have no obligation to approve an LC Release if an Event of Default has occurred and is continuing.

3.  Reduction or Release of Letter of Credit for Tenant Improvement Allowance.

(a)  Borrower may seek Lender’s approval for a reduction or release of the Letter of Credit in connection with payment of the Tenant Improvement Allowance by delivering to Lender a request for such approval accompanied by each of the following, each of which shall be reasonably satisfactory in form and substance to Lender:

(i)  An Estoppel Certificate executed by Tenant;

(ii)  Evidence as to the payment to or for the benefit of Tenant of the portion of the Tenant Improvement Allowance relating to Borrower’s request;

(iii)  With respect to the portion of the tenant improvements and Tenant Improvement Allowance relating to Borrower’s request, Borrower shall certify to Lender that no mechanics’ liens or materialmen’s liens are outstanding or will attach on account of the applicable tenant improvements and that the applicable tenant improvements have been completed as required by this Agreement and the terms of the MTO Lease; and

(iv)  Borrower shall provide Lender with paid receipts and final and unconditional lien waivers from all general contractors that have provided materials or services with respect to the applicable tenant improvements.

Within thirty (30) days after receipt of the foregoing items, Lender shall notify Borrower of its approval or disapproval of Borrower’s request. The portion of the Tenant Improvement Allowance which has been paid by Borrower and approved by Lender in accordance with the foregoing is referred to as the "Paid TI Allowance."

(b)  Within thirty (30) days after Borrower's receipt of Lender's notice of approval with respect to all of the items described in Section 3(a), (i) Borrower may deliver to Lender a Replacement Letter of Credit meeting the requirements set forth in Section 4, but with the LC Amount of the Letter of Credit reduced by an amount equal to the Paid TI Allowance, or (ii) the Issuing Bank shall issue to Lender, and shall deliver promptly to Lender after issuance of same, an LC Reduction Amendment, in form and substance satisfactory to Lender in its sole discretion, decreasing the LC Amount of the Letter of Credit by the amount equal to the Paid TI Allowance. In the case of an LC Reduction Amendment, Lender agrees that it will, within fifteen (15) days after the Issuing Bank’s delivery of such LC Reduction Amendment, execute and return an appropriate counterpart of such LC Reduction Amendment to the Issuing Bank, with a copy to Borrower. In the case of a Replacement Letter of Credit, provided that Lender has received at least fifteen (15) days’ prior notice of Borrower’s intention to deliver such a Replacement Letter of Credit (which notice shall contain the following legend prominently set forth in all capital letters on the first page thereof: "WARNING: URGENT NOTICE. IMMEDIATE RESPONSE REQUIRED."), Lender shall return to the Issuing Bank the previous Letter of Credit to which the Replacement Letter of Credit relates concurrently with delivery of the Replacement Letter of Credit to Lender through a mutually agreeable escrow arrangement.

(c)  If while the Letter of Credit remains in effect, the MTO Lease is terminated for any reason, then Borrower shall have the right to seek Lender's approval for a reduction or release of the Letter of Credit in connection with the payment of the tenant improvement allowance for one or more replacement leases of the space originally demised under the MTO Lease that are entered into in accordance with the provisions of the Deed of Trust (each a "Replacement Lease"), subject to satisfaction of the same conditions with respect to such Replacement Lease that are set forth in Section 3(a) above, except that the term "Tenant Improvement Allowance" shall mean the tenant improvement allowance payable under the Replacement Lease and the term "Tenant" shall mean the tenant under the Replacement Lease. Upon satisfaction of such conditions, the portion of the tenant improvement allowance under the Replacement Lease which has been paid by Borrower and the subject of such approval request shall constitute a "Paid TI Allowance" for purposes of this Agreement.

4.  Form of Letter of Credit.

(a)  The Letter of Credit shall be a clean, irrevocable, sight draft letter of credit in form and substance satisfactory to Lender in its sole and absolute discretion, issued to Lender by a bank or another institution acceptable to Lender in its sole and absolute discretion having a San Francisco, California branch office or a Los Angeles County, California branch office which will honor and permit one or more draws upon the Letter of Credit (the "Issuing Bank"). The Letter of Credit shall have an initial expiration date of no earlier than twelve (12) months after the issuance thereof and shall provide that it shall be automatically and continually renewed on an "evergreen" basis subject to customary "evergreen" terms and conditions which are satisfactory to Lender. Drawings under the Letter of Credit shall be by clean sight draft, without documents. The Letter of Credit shall be unconditional, irrevocable, and transferable, shall permit partial drawings, shall be governed by New York law, and the issuer, terms and other features shall be subject to the approval of Lender in its sole and absolute discretion. Unless the Letter of Credit has automatically renewed or extended and Lender has not received notice from the Issuing Bank that the Letter of Credit will not be automatically renewed or extended, at least thirty (30) days prior to any expiration of the Letter of Credit, or any subsequent Letter of Credit, Borrower shall deliver to Lender a renewal or replacement of the Letter of Credit which shall be identical to the original Letter of Credit in all respects except (i) the expiration date and (ii) the LC Amount if the LC Amount is otherwise permitted to have been reduced in accordance with this Agreement. Borrower's failure to deliver such renewal or replacement of the Letter of Credit, or any subsequent Letter of Credit, within the time period and in the manner specified in the immediately preceding sentence shall constitute an LOC Event of Default (as hereinafter defined), and Lender may at its option and without giving notice to Borrower immediately draw upon such Letter of Credit the full amount of such Letter of Credit (or such lesser amount as Lender shall determine in its sole and absolute discretion, which shall not be deemed a waiver of Lender's right to make future draws), and hold and apply the proceeds as provided in Section 6(b). Any renewal or replacement of the Letter of Credit which is issued on or after the date which is nine (9) months prior to the Maturity Date shall have an expiration date not earlier than three (3) months after such Maturity Date. Lender acknowledges that the form and substance, and issuer, of the letter of credit a copy of which is attached hereto as Exhibit A complies with the requirements for the initial Letter of Credit required by this Agreement.

(b)  The Letter of Credit shall be transferable or assignable by Lender at no cost to Lender in connection with a sale, transfer or assignment of all or any portion of Lender's right, title and interest in and to the Loan.

(c)  The Letter of Credit shall be the exclusive property of Lender. Borrower shall have no interest in the Letter of Credit, and the same shall not be pledged, mortgaged, assigned or encumbered in any manner whatsoever by Borrower. The use, application or retention of the Letter of Credit or any portion thereof by Lender in accordance with the terms of this Agreement shall not affect or prejudice any other right or remedy of Lender provided under this Agreement or any of the other Loan Documents, the Guaranty or the Indemnity Agreement, at law or in equity, it being intended that Lender shall not be required to proceed against (or exhaust) any other security for the obligations of Borrower as a condition of drawing upon the Letter of Credit, and shall not operate as a limitation on any recovery to which Lender may otherwise be entitled.

5.  Security Agreement. As additional security for the payment and performance by Borrower of its obligations under this Agreement and the other Loan Documents, Borrower hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto Lender, and hereby grants to Lender a continuing perfected security interest in, (a) the proceeds of any draw on the Letter of Credit, (b) the account or accounts into which such proceeds have been deposited, (c) all insurance on said accounts, (d) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (e) all sums now or hereafter therein or represented thereby, (f) all replacements, substitutions or proceeds thereof, (g) all instruments and documents now or hereafter evidencing such accounts, (h) all powers, options, rights, privileges and immunities pertaining to such accounts (including the right to make withdrawals therefrom), and (i) all replacements, substitutions, and proceeds of the foregoing.

6.  Default.

(a)  If (i) Borrower shall fail to cause the Letter of Credit to be renewed or replaced within the time and in the manner provided in Section 4, or (ii) Borrower shall fail to timely and fully perform any of its other obligations under this Agreement (specifically excluding Borrower’s obligations set forth in the fifth sentence of Section 4(a)) following the expiration of any applicable notice and cure periods, if any, as may be set forth in this Agreement, then any such failure shall constitute a "default" under this Agreement ("LOC Event of Default") and Lender shall be entitled to exercise its remedies under Section 6(b). An LOC Event of Default also shall constitute an automatic "Event of Default" under and as defined in the Deed of Trust, provided that Lender is unable to draw upon the Letter of Credit after using reasonable efforts to do so. An Event of Default under the Deed of Trust shall also constitute an LOC Event of Default.

(b)  If (i) there shall occur an LOC Event of Default or an Event of Default under the Deed of Trust; (ii) there shall occur any action by Borrower or the Issuing Bank which, in the sole and absolute discretion of Lender, would jeopardize Lender’s right to draw on the Letter of Credit; or (iii) there is any material adverse change in the financial condition of the Issuing Bank from that in existence on the date of issuance of the Letter of Credit, in the sole and absolute discretion of Lender, then Lender may at its option, draw upon the Letter of Credit the full amount of the Letter of Credit (or such lesser amount as Lender shall determine in its sole and absolute discretion, which shall not be deemed a waiver of Lender’s right to make future draws) and hold and apply the proceeds thereof as provided below. No delay or omission of Lender in exercising any right to draw on the Letter of Credit shall impair any such right, or shall be construed as a waiver of or acquiescence in any event giving rise to such right.

(c)  Proceeds of any draw upon the Letter of Credit shall, subject to the provisions hereof, be held by Lender as cash collateral for Borrower’s obligations under the Loan Documents, unless there is an Event of Default under the Deed of Trust (specifically excluding any Event of Default arising solely under Section 6(a) above) in which event Lender may, without notice or demand on Borrower, at Lender’s option: (i) apply the net proceeds from any drawing on the Letter of Credit (after deducting all costs and expenses permitted under this Agreement) to the payment of accrued interest, late charges, principal (including any prepayment fee occasioned by a principal payment), and/or to any other obligation arising out of the obligations of Borrower or Liable Parties to Lender under this Agreement, any of the other Loan Documents, the Guaranty and/or the Indemnity Agreement in such manner as Lender in its sole and absolute discretion deems appropriate, (ii) exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code, or (iii) exercise any other remedies available at law or in equity. Nothing herein shall be deemed to impair the right of Lender to pay any unpaid Tenant Improvement Allowance pursuant to Section 11.5 and other applicable provisions of the Deed of Trust. No delay or omission of Lender in exercising any right to draw on the Letter of Credit shall impair any such right, or shall be construed as a waiver of or acquiescence in any event giving rise to such right.

(d)  If there is no Event of Default existing under the Deed of Trust, then provided that the requirements of Section 3(a) have been satisfied, Lender shall make the net proceeds from any drawing on the Letter of Credit available to Borrower to pay the Tenant Improvement Allowance in accordance with the terms of the MTO Lease or the applicable Replacement Lease. Neither any draw on the Letter of Credit pursuant to Section 6(b), the use or application of the proceeds thereof in accordance with this Section, or the release or return of the Letter of Credit or the proceeds thereof shall be deemed to constitute an unpermitted setoff or unpermitted "action" under Section 726 of the California Code of Civil Procedure or any similar law, or to cure any default or Event of Default. Lender’s continuation of releases of any Letter of Credit when and as contemplated by this Agreement shall not be deemed Lender’s waiver or a cure of any default by Borrower.

7.  Costs and Expenses. Borrower shall be responsible for, and hereby agrees to pay, all costs and expenses (including without limitation reasonable attorneys' fees, if any) incurred by Lender in connection with the execution, administration or enforcement of this Agreement, including, without limitation, (a) all costs and expenses incurred in connection with the Letter of Credit (including, without limitation, any penalty or charge assessed by the Issuing Bank for any draw under the Letter of Credit), and (b) all costs and expenses (including without limitation title insurance costs, reasonable processing fees, the fees and costs of any servicer or other contractor engaged by Lender, and reasonable attorneys' fees, if any) incurred by Lender or any such servicer or contractor in connection with Lender's consideration of Borrower's requests for LC Releases under any provision of this Agreement, including without limitation all costs of inspection, whether such inspection is conducted by Lender or by an independent qualified professional. All such costs and expenses, if not paid by Borrower within ten (10) days after request therefor, may be paid by Lender from any cash collateral held by Lender under any of the Loan Documents at any time without the consent of Borrower.

8.  Indemnification. Lender shall have no liability for, and Borrower agrees to protect, indemnify, defend and hold Lender harmless from and against, any and all claims, actions, liabilities, judgments, losses, damages, costs, and expenses (including reasonable attorneys' fees and expenses) arising out of or relating to this Agreement except those resulting from the gross negligence or willful misconduct of Lender. The indemnity set forth in this section shall survive the payment in full of the Loan and the termination of this Agreement.

9.  Notices. All notices, consents, approvals, elections and other communications (collectively "Notices") under this Agreement shall be in writing and shall be deemed to have been duly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid, or by United States Express Mail or reputable overnight courier service to the parties at the addresses set forth in the Defined Terms (or at such other addresses as shall be given in writing by any party to the others pursuant to this Section) and shall be deemed complete upon receipt or refusal to accept delivery as indicated in the return receipt or in the receipt of such Express Mail or courier service.

10.  Rights and Remedies. The rights and remedies granted Lender under this Agreement are supplemental to, and not in limitation of, the rights and remedies of Lender under applicable law, and all such rights and remedies are not exclusive of one another, but rather are cumulative and may be pursued simultaneously. This Agreement is not intended to modify or amend any of the obligations of Borrower or the rights or remedies of Lender under any of the other Loan Documents.

11.  Further Assurances. Borrower shall at its sole cost and expense do, execute, acknowledge and deliver all further acts, assurances, authorizations, documents or instruments as Lender may reasonably request in order to effect further or confirm the purposes of this Agreement. Borrower hereby irrevocably and unconditionally appoints Lender its attorney-in-fact, with full power of substitution, to execute, file and/or record on behalf of Borrower, any such assurances, authorizations, documents and instruments of further assurance to better effect or confirm the rights and powers granted to Lender hereunder. This power, being coupled with an interest, shall be effective until all amounts due in connection with the Loan have been indefeasibly paid in full.

12.  Assignment.

(a)  It is the intention of the parties hereto that this Agreement is made for the benefit of Lender and its successors and assigns, who shall have the sole right to enforce the provisions hereof and/or deal with any collateral deposited under this Agreement. Except for transfers of interests in Borrower or in the Property as expressly permitted under, and subject to the conditions of, Article 10 of the Deed of Trust, Borrower shall have no right to assign its rights and/or obligations under this Agreement and any such attempted assignment shall be null and void and shall constitute an Event of Default.

(b)  In the event of the sale or transfer of Lender’s interest in the Loan, Lender shall have the right to assign this Agreement and transfer the Letter of Credit and any proceeds thereof (or any remaining portion thereof) to the purchaser, and Borrower agrees to fully cooperate with Lender in connection therewith (including the execution of any reasonably required documents). If the Letter of Credit is so transferred, and provided that any purchaser of the Loan shall assume Lender's obligations under the Loan Documents (including but not limited to this Agreement), Borrower shall look only to the new lender for the release of the Letter of Credit, and Lender shall have no further obligations hereunder except as a result of any breach of this Agreement by Lender occurring prior to the date of transfer of Lender’s interest in the Loan. Any duties or actions of Lender hereunder may be performed by Lender or its agent(s), including without limitation, any servicer of the Loan.

13.  Severability. If for any reason any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

14.  No Third-Party Beneficiaries. It is the intention of the parties hereto that this Agreement is made for the benefit of Lender, who shall have the sole right to enforce the provisions hereof. In no event shall Lender be construed to be Borrower’s agent, and in no event is Lender assuming the responsibility of Borrower for proper payments to others. It is intended that no party shall be a third-party beneficiary hereunder and that no provision hereof shall operate or inure to the use and benefit of such third party.

15.  Attorneys' Fees. In the event that any party brings any suit or other proceeding with respect to the subject matter or enforcement of this Agreement, including without limitation, in appellate proceedings or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code, 11 United States Code Sections 101 et seq., or any successor statutes, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced) shall, in addition to such other relief as may be awarded, be entitled to recover reasonable attorneys' fees, expenses and costs of investigation.

16.  Governing Law. This Agreement and the rights and obligations of the parties under this Agreement shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of California.

17.  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Letter of Credit Agreement as of the Execution Date.

MAGUIRE PARTNERS-355 S. GRAND, LLC,
a Delaware limited liability company

By: MP-355 S. GRAND MEZZANINE, LLC,
a Delaware limited liability company,
Its Sole Member

By: MAGUIRE PROPERTIES, L.P.,
a Maryland limited partnership,
Its Sole Member

By: MAGUIRE PROPERTIES, INC.,
a Maryland corporation,
Its General Partner

By:     /s/ Dallas E. Lucas
Dallas E. Lucas
Chief Financial Officer

METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

By:             /s/ John D.Menne
Name:        John D. Menne
Its:             Director

SOLICITORS, 07933, 00049, 100652798.10, Letter of Credit Agreement--KPMG